BLUE CHIP INVESTOR FUND

SUPPLEMENT DATED SEPTEMBER 16, 2004
TO PROSPECTUS DATED APRIL 30, 2004

Effective immediately, all wire transfers should be sent to the Fund’s custodian, Custodial Trust Company. The following information replaces the information on page 16 of the Prospectus, and should be read in conjunction with the Prospectus.

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
By Wire	By Wire

Call 1-800-704-3117 for instructions and to obtain an investor account number prior to wiring to the Fund.	Send your investment to Custodial Trust Company by following the instructions listed in the column to the left.

Send your investment to Custodial Trust Company

with these instructions:

• CTC NJ

  Phone 1-609-951-2321

• ABA#: 031207526

• Attn: Blue Chip Investor Fund

• DDA# 113-80390-19

• Account Name (shareholder name)

  Include Social Security Number or Tax ID

• Shareholder Account Number

THIS SUPPLEMENT AND THE PROSPECTUS DATED APRIL 30, 2004 PROVIDE THE INFORMATION A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING AND SHOULD BE RETAINED FOR FUTURE REFERENCE.  A STATEMENT OF ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION DATED APRIL 30, 2004, WHICH IS INCORPORATED HEREIN BY REFERENCE AND CAN BE OBTAINED WITHOUT CHARGE BY CALLING THE FUND AT 1-800-704-3117.

BLUE CHIP INVESTOR HORIZON FUND

SUPPLEMENT DATED SEPTEMBER 16, 2004
TO PROSPECTUS DATED APRIL 30, 2004

Effective immediately, all wire transfers should be sent to the Fund’s custodian, Custodial Trust Company. The following information replaces the information on page 16 of the Prospectus, and should be read in conjunction with the Prospectus.

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
By Wire	By Wire

Call 1-800-704-3117 for instructions and to obtain an investor account number prior to wiring to the Fund.	Send your investment to Custodial Trust Company by following the instructions listed in the column to the left.

Send your investment to Custodial Trust Company

with these instructions:

• CTC NJ

  Phone 1-609-951-2321

• ABA#: 031207526

• Attn: Blue Chip Investor Horizon Fund

• DDA# 113-80392-17

• Account Name (shareholder name)

  Include Social Security Number or Tax ID

• Shareholder Account Number

THIS SUPPLEMENT AND THE PROSPECTUS DATED APRIL 30, 2004 PROVIDE THE INFORMATION A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING AND SHOULD BE RETAINED FOR FUTURE REFERENCE.  A STATEMENT OF ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION DATED APRIL 30, 2004, WHICH IS INCORPORATED HEREIN BY REFERENCE AND CAN BE OBTAINED WITHOUT CHARGE BY CALLING THE FUND AT 1-800-704-3117.

BLUE CHIP INVESTOR FUND

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2004

         This Statement of Additional Information ("SAI") is not a prospectus.  It should be read in conjunction with the Prospectus of the Blue Chip Investor Fund dated April 30, 2003. The Fund’s Annual Report to Shareholders, as filed with the Securities and Exchange Commission on March 8, 2004, has been incorporated by reference into this SAI.  A free copy of the Prospectus and Annual Report can be obtained by writing the Transfer Agent at 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141 or by calling 1-877-59-FUNDS.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND THE FUND	1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	1

INVESTMENT LIMITATIONS	4

THE INVESTMENT ADVISER	6

TRUSTEES AND OFFICERS	6

BOARD INTEREST IN THE FUND	8

COMPENSATION	8

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	8

AUDIT COMMITTEE	8

PORTFOLIO TRANSACTIONS AND BROKERAGE	9

ADDITIONAL TAX INFORMATION	10

PRICING OF FUND SHARES	10

PURCHASES AND SALES THROUGH BROKER DEALERS	10

ANTI-MONEY LAUNDERING PROGRAM	11

CUSTODIAN	11

FUND SERVICES	11

ACCOUNTANTS	11

FINANCIAL STATEMENTS	12

PROXY VOTING POLICIES	12

DESCRIPTION OF THE TRUST AND THE FUND

     The Blue Chip Investor Fund (the "Fund") was organized as a non-diversified series of Blue Chip Investor Fund (the "Trust"), formerly the Premier Funds, on November 1, 2001.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated November 1, 2001 (the "Trust Agreement").  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is one of a series of funds currently authorized by the Trustees.  The investment adviser to the Fund is Check Capital Management Inc. (the "Adviser").

     The Fund does not issue share certificates.  All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares and Sell Shares" in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Prospectus and "Pricing of Fund Shares" in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

     A. Equity Securities.  The Fund may invest in equity securities such as Common stock, convertible preferred stock, convertible bonds, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

     B. Foreign Securities. There is no limitation to investing in foreign securities.  These investments may be publicly traded in the United States or on a foreign exchange and may be bought and sold in a foreign currency.  The Adviser generally selects foreign securities on a stock-by-stock basis as described under “The Investment Selection Process Used by the Fund” on page 5.  Foreign investments are subject to risks not usually associated with owning securities of U.S. issuers.  These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.

     C. Short Sales.  The Fund may sell a security short in anticipation of a decline in the market value of the security.  When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer.  The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security.  The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

     In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund's custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

     D. Securities Lending. The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

     The Adviser understands that it is the current view of the staff of the Securities and Exchange Commission (the "SEC") that a Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

     E. Restricted and Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

     With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. The Fund will not, however, invest more than 10% of its net assets in Rule 144A securities. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of a Fund could be adversely affected.

     F. U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S.  Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States.  For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances.  However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

     G. Corporate Debt Securities. Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade dept securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

     H. Fixed Income Securities. Under normal market conditions, the Fund may invest in all types of fixed income securities.  The Fund may also purchase fixed income securities on a when-issued, delayed delivery, or forward commitment basis.

     Fixed income securities are subject to credit risk and interest rate risk.  Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt.  Interest rate risk is the risk that the Fund's investments in fixed income securities may fall when interest rates rise.

     Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities.  They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns.  The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities.  Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

     I. Financial Services Industry Obligations. The Fund may invest in each of the following obligations of the financial services industry:

          (1)  Certificate of Deposit.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

          (2)  Time Deposits.   Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

          (3) Bankers' Acceptances.  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     J. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government ("U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

      K. Borrowing. The Fund is permitted to borrow money up to one-third of the value of its total assets for the purpose of investment as well as for temporary or emergency purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and a Fund's ability to achieve greater diversification. However, it also increases investment risk. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

     L. Options Transactions. The Fund may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid debt obligations sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

     The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (The “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not\ preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans.  The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

     1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

     3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Options.  The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Statement of Additional Information.

     5. Illiquid Investments.  The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

     The Adviser is Check Capital Management Inc., located at 575 Anton Boulevard, Suite 570, Costa Mesa, CA 92626.  As the sole shareholder of the Adviser, Steve Check is regarded to control the Adviser for purposes of the 1940 Act.

     Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees.  Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Adviser receives an annual investment management fee from the Fund of 1.00% of the average daily net assets of the Fund.    For the fiscal year ended December 31, 2002 the Adviser waived its 1.00% management fee equal to $58,455 and received no compensation from the Fund.   For the fiscal year ended December 31, 2003 the Adviser earned its 1.00% management fees equal to $158,525 and waived management fees of $105,375.  The Adviser has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses) at 1.25% of its average daily net assets for calendar year 2004 and calendar year 2005.

     The Adviser retains the right to use the name "Blue Chip Investor" or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Blue Chip Investor" or any derivative thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Management Agreement was renewed by the Board of Trustees at a meeting held on December 11, 2003.  In determining whether to renew the Agreement, the Board reviewed the terms of the Agreement and the services to be provided by the Adviser.  The Adviser reviewed with the Board the historical performance of this Fund, the growth of assets of the preceding year, and reviewed the Fund’s performance compared to the Standard and Poor’s 500 index and similar funds.  The principal of the Adviser reviewed the Adviser’s financial strength, and current income projections based on assets under management and financial statements.  The principal of the Adviser certified to the Board that the Adviser is sufficiently capitalized to meet its obligations to the Fund.  The Board also compared the expense ratio of the Fund to other similar funds. The Board considered the expense ratio and the letter agreement capping the expense of the Fund as one of the factors in determining the management agreement renewal.  The Board then discussed the nature and quality of the services to be provided by the Adviser, reviewed the terms of the Management Agreement and were reminded by legal counsel of their fiduciary duties in renewing the Agreement.  The principal of the Adviser certified to the Board that the Adviser had adopted procedures reasonably designed to prevent violations of the Code of Ethics.  The disinterested trustees met in executive session.  Based upon the information provided, it was the Board’s consensus that the fee to be paid to the Adviser pursuant to the Agreement was reasonable, that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the renewal of the Agreement was in the best interests of the Fund’s shareholders.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or their shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below.  Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

     The trustees and officers of the Trust and their principal business activities during the past five years are:

Interested Trustees

Name, Address, and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Ross C. Provence*, (65) 480 North Magnolia Ave., Suite 103, El Cajon, California 92020	President and Trustee	Since 2001	General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current). Estate planning attorney (1963 to current).	2	Wireless Fund
Jeffrey R. Provence*, (34) 480 North Magnolia Ave., Suite 103, El Cajon, California 92020	Secretary, Treasurer and Trustee	Since 2001	General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current). CEO, Premier Fund Solutions, Inc. (2001-Present).	2	Wireless Fund, Private Asset Management Funds, Sycuan Funds

* Ross C. Provence and Jeffrey R. Provence are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 due to their positions as officers of the Trust.

     The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustees

Name, Address, and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Allen C. Brown, (60) 222 West Madison Ave., El Cajon, California 92020	Trustee	Since 2001	Co-owner of Stebleton & Brown (1994 to current). Estate planning and business attorney (1970 to current).	2	Sycuan Funds
George Cossolias, CPA, (68) 9455 Ridgehaven Court, Suite 101, San Diego, California 92123	Trustee	Since 2001	Owner of George Cossolias & Company, CPAs (1972 to current). President of Lubrication Specialists, Inc. (1996 to current).	2	Wireless Fund, Sycuan Funds

BOARD INTEREST IN THE TRUST

As of December 31, 2003, the Trustees owned the following amounts in the Trust:

Name of Trustee or Officer	Dollar Range of Securities In The Blue Chip Investor Fund	Aggregate Dollar Range of Securities In Trust
Ross C. Provence	None	None
Jeffrey R. Provence	None	None
Allen C. Brown	None	None
George Cossolias, CPA	None	None

COMPENSATION

     Trustee fees are paid by the Trust.  Each fund pays its pro rata share of Trustees fees and expenses. Officers and Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Fund.  The following table provides information regarding Trustee compensation for the fiscal year ended December 31, 2003.

Name	Total Compensation from Trust
Ross C. Provence	$0
Jeffrey R. Provence	$0
Allen C. Brown	$1,200
George Cossolias	$1,200

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any of the Funds.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control.  As of April 15, 2004, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Name and Address	Shares	Percent Ownership	Type of Ownership
Charles Schwab & Co. Inc., 101 Montgomery Street San Francisco, , CA 94104	178,306	72.30%	Record
National Investors Services Corp. 55 Water Street, 32nd Floor New York, NY 10041	43,035	17.45%	Record

     As of April 15, 2004, the Adviser shared with certain of its advisory clients the power to vote, and investment discretion with respect to approximately 186,245 shares or 75% of the outstanding shares of the Fund recorded at Charles Schwab & Co.  and National Investor Services Corp.  As a result, the Adviser may be deemed to beneficially own these shares and may be deemed to control the Fund.  As the controlling shareholder, the Adviser could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

AUDIT COMMITTEE

     The Board of Trustees has an Audit Committee, which is comprised of the independent members of the Board of Trustees, Allen C. Brown and George Cossolias.  The Audit Committee meets at least once a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee selects the auditors and recommends to the full Board of Trustees the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed. It reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence.  During the fiscal year ended December 31, 2003, the Audit Committee met twice.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Blue Chip Investor Fund may direct trades to certain brokers.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

     The Trust and the Adviser have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the SEC.

     For the fiscal year ended December 31, 2002, the Fund paid brokerage commissions of $33,065.  For the fiscal year ended December 31, 2003, the Fund paid brokerage commissions of $38,881.

ADDITIONAL TAX INFORMATION

     The Fund has qualified and intends to continue to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification generally will relieve the Fund of liability for federal income taxes.  If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

     The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  At December 31, 2003 the Fund had available for federal income tax purposes an unused capital loss carry forward of $308,480 which will expire in 2010.  Capital loss carry forwards are available to offset future realized capital gains.  To the extent that these carry forwards are used to offset future capital gains it is probable that the amount, which is offset, will not be distributed to shareholders.

PRICING OF FUND SHARES

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Securities that are traded on any exchange or on the NASDAQ over-the-counter market are generally valued by a pricing service at the last quoted sale price. Lacking a last sale price, a security is generally valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the price provided by the pricing service last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

     Fixed income securities generally are valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

PURCHASES AND SALES THROUGH BROKER DEALERS

     The Fund may be purchased through broker dealers and other intermediaries. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, received the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

ANTI-MONEY LAUNDERING PROGRAM

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

CUSTODIAN

     Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Mutual Shareholder Services, LLC. (“MSS”), 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, acts as the Fund's transfer agent. MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Fund of $11.50 per shareholder (subject to a minimum monthly fee of $775 per Fund) for these transfer agency services.

     In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Fund based on the average value of the Fund.  These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250.  For the fiscal year ended December 31, 2002 the Fund paid MSS $29,835 for transfer agent and accounting services.  For the fiscal year ended December 31, 2003 the Fund paid MSS $32,499 for transfer agent and accounting services.

     Premier Fund Solutions, Inc. (“PFS”) provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. PFS receives a monthly fee from the Fund equal to an annual rate of 0.07% of the Fund's assets under $200 million, 0.05% of the next $500 million of the Fund's average daily net assets, and 0.03% of the average daily net assets of the Fund thereafter (subject to a minimum monthly fee of $2,000).  For the fiscal year ended December 31, 2002 the Fund paid PFS $24,000. For the fiscal year ended December 31, 2003 the Fund paid PFS $24,000.

ACCOUNTANTS

     The firm of Cohen McCurdy, Ltd, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending December 31, 2004.  Cohen McCurdy, Ltd performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2003.  The Trust will provide the Annual Report without charge at written or telephone request.

PROXY VOTING POLICIES

     The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures.  In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes.  When exercising its voting responsibilities, the Adviser’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance.  While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser’s general philosophy when proposals involve certain matters.  The following is a summary of those guidelines:

•

electing a board of directors – a board should be composed primarily of independent directors, and key board committees should be entirely independent.  The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

•

approving independent auditors – the relationship between a company and its auditors should be limited primarily to the audit engagement;

•

providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

•

corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.  The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.